UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

December 12, 2007
Date of Report
(Date of earliest event reported)

NOVELL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-13351 (Commission File Number)	87-0393339 (IRS Employer Identification Number)

404 Wyman Street, Suite 500
Waltham, MA 02451
(Address of principal executive offices and zip code)

(781) 464-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Novell, Inc. (“Novell”) issued a press release on December 12, 2007 announcing the completion of the review of its Form 10-K for the fiscal year ended October 31, 2006 and its Form 10-Q for the quarterly period ended April 30, 2007 by the Securities and Exchange Commission (the "SEC"). The SEC required no change to Novell’s previously reported financial results. Novell had previously postponed its fourth fiscal quarter and full fiscal year 2007 earnings release and conference call pending the conclusion of the SEC’s review. The press release issued by Novell is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Novell will issue a press release providing an overview of financial results for its fourth fiscal quarter and full fiscal year 2007 on Thursday, December 13, 2007 at 4pm ET.

A one-hour conference call with Novell management will follow beginning at 5pm ET. The conference call will be available live as a listen-only webcast at: www.novell.com/company/ir/qresults. The domestic toll-free dial in number is 866-335-5255, password “Novell”. The international dial-in number is +1-706-679-2263, password “Novell”.

The call will be archived on the web site approximately two hours after its conclusion, and will be available for telephone playback through midnight ET, December 28. The domestic toll-free replay number is 800-642-1687, and the international replay number is +1-706-645-9291. Replay listeners must enter conference ID number 28171181.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description
99.1	Press Release dated December 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novell, Inc. (Registrant)
Date: December 12, 2007	By /s/ Dana C. Russell (Signature) Senior Vice President, Chief Financial Officer (Title)

EXHIBIT INDEX

The following exhibit is filed as part of this current report on Form 8-K.

Exhibit Number	Description
Exhibit 99.1	Press Release of Novell, Inc. dated December 12, 2007